UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 9, 2016
Date of Report (Date of earliest event reported)

AMERCO
(Exact name of registrant as specified in its charter)

Nevada	1-11255	88-0106815
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5555 Kietzke Lane, Ste. 100 Reno, Nevada 89511
(Address of Principal Executive Offices)

(775) 688-6300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Items

On March 15, 2016, AMERCO (the “Company”) announced that its Board of Directors declared a special cash dividend on its Common Stock of $1.00 per share payable to all shareholders of record of the Company’s Common Stock as of close of business on April 5, 2016. The payment date for the special dividend will be April 21, 2016.

The Company’s press release regarding the special dividend is included as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(d)Exhibits.

Exhibit No.	Description
99.1	Press release dated March 15, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2016

AMERCO

/s/ Jason A. Berg

Jason A. Berg,

Principal Financial Officer and

Chief Accounting Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release dated March 15, 2016.